Exhibit 10.32

                                TOYS "R" US, INC.

                  PARTNERSHIP GROUP DEFERRED COMPENSATION PLAN


                             Amended and Restated To
                          Include All Amendment Adopted
                           Through August 21, 2002 and
                       Effective Through November 1, 2002

                                TABLE OF CONTENTS

                  Partnership Group Deferred Compensation Plan



                                                                            Page
                                                                            ----

1.    Purposes.................................................................1

2.    Definitions..............................................................1

3.    Administration...........................................................3

4.    Participation............................................................4

5.    Deferrals................................................................4

6.    Company Contributions....................................................5

7.    Participant Accounts.....................................................6

8.    Deferral of Certain Stock-Denominated Awards.............................7

9.    Settlement of Participant Accounts.......................................8

10.   Provisions Relating to Section 16 of the Exchange Act
        and Section 162(m) of the Code.........................................9

11.   Statements..............................................................10

12.   Sources of Stock:  Limitation on Amount of Stock-Denominated
        Deferrals.............................................................10

13.   Amendment/Termination...................................................11

14.   General Provisions......................................................11

15.   Effective Date..........................................................13

                                TOYS "R" US, INC.
                  Partnership Group Deferred Compensation Plan

1. Purposes. The purposes of this Partnership Group Deferred Compensation Plan (the "Plan") are to provide certain highly compensated employees of Toys "R" Us, Inc. (the "Company") and its subsidiaries with the opportunity to elect to defer receipt of specified portions of compensation, to provide certain highly compensated employees with deferred compensation that is dependent upon the employee's having made the maximum elective deferrals permitted under the terms of the "TRU" Partnership Employees' Savings and Profit Sharing Plan, and to have such amounts treated as if invested.

2. Definitions. In addition to the terms defined in Section 1 above, the following terms used in the Plan shall have the meanings set forth below:

      (a)   "Administrator" shall mean the Administrative Committee set forth in
            Section 3(b) to whom the Committee has delegated authority to take action under the Plan, except as may otherwise be required under
            Section 10.

      (b) "Beneficiary" shall mean any person (which may include trusts and is not limited to one person) who has been designated by the
            Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan in the event of the Participant's death. If no Beneficiary has been designated who survives the Participant's death, then Beneficiary means any person(s) entitled by will or, in the absence thereof, the laws of descent and distribution to receive such benefits.

      (c) "Change in Status" shall mean the merger or consolidation of the Company with another corporation or the acquisition of the property or stock of the Company by another corporation, or a separation, reorganization or liquidation of the Company, in each case only if so determined by a majority of the members of the Board of Directors of the Company who have served on the Board for at least two years prior to such event.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions or regulations.

      (e) "Committee" shall mean the Compensation and Organizational Development Committee of the Board of Directors of the Company or any other directors of the Company designated as the Committee. Except as may be otherwise required under Section 10 or by applicable law, any function of the Committee may be delegated to the Administrator.

      (f) "Company Contribution Account" shall mean the account or subaccount established and maintained by the Company for the Company Contributions allocated to a Participant, as described in Section 7(b). Company Contribution

            Accounts will be maintained solely as bookkeeping entries by the Company to evidence unfounded obligations of the Company.

      (g) "Deferral Account" shall meant the account or subaccount established and maintained by the Company for specified deferrals by a Participant, as described in Section 7(a) and 8(a). Deferral Accounts will be maintained solely as bookkeeping entries by the Company to evidence unfunded obligations of the Company.

      (h) "Disability" shall mean termination of employment with the Company or a subsidiary because of the Participant's long term or total disability as determined by the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

      (i)   "Eligible   Participant"  shall  mean  an  Eligible  Participant  as
            described in Section 6(b).

      (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule thereunder include any successor provisions or rules.

      (k) "Participant" shall mean any employee of the Company or any subsidiary (i) who is designated by the Committee as a member of the Partnership Group, (ii) who participates or makes an election to participate in the Plan or whose eligible compensation or awards are mandatorily deferred by the Committee under the Plan and (iii) who receives compensation or an award that is subject to income tax in the United States.

      (l) "Participant Account" shall mean a Participant's Deferral Account, and if applicable, his Company Contribution Account.

      (m) "Plan Quarter" means the three-month periods beginning February 1, May 1, August 1 and November 1 of each year.

      (n)   "Plan Year" shall mean the 12-month period ending each January 31.

      (o) "Retirement" shall mean a Participant's termination of employment with the Company or a subsidiary either (i) on a voluntary basis by a Participant who is at least 60 years of age and has at least 15 years of service with the Company or a subsidiary or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

      (p) "Savings Plan" shall mean the "TRU" Partnership Employees' Savings and Profit Sharing Plan.

      (q) "Stock" shall mean Toys "R" Us, Inc. Common Stock, $0.10 par value, or any other equity securities of the Company designated by the Committee.

      (r) "Trust" shall mean the trust or trusts established by the Company as part of the Plan; provided, however, that the assets of such trusts shall remain subject to the claims of the general creditors of the Company.

      (s)   "Trustee" shall mean the trustee of the Trust.

      (t) "Trust Agreement" shall mean the agreement entered into between the Company and the Trustee to carry out the purposes of the Plan, as amended or restated from time to time.

      (u)   "Valuation Date" shall mean each business day.

3.    Administration.

      (a) Committee Authority. The Committee or the Administrator (subject to the ability of the Committee to restrict the Administrator) shall administer the Plan in accordance with its terms, and shall have all powers necessary to accomplish such purpose, including the power and authority to construe and interpret the Plan, to define the terms used herein, to prescribe, amend and rescind rules and regulations, agreements, forms, and notices relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any actions of the Committee or the Administrator with respect to the Plan shall be conclusive and binding upon all persons interested in the Plan, except that any action of the Administrator will not be binding upon the Committee. The Committee and Administrator may each appoint agents and delegate thereto powers and duties under the Plan, except as otherwise limited by the Plan.

      (b) Administrator. The Administrative Committee shall consist of such number of members as shall be determined by the Committee, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Committee. Any member of the Administrative Committee may resign at any time. No member of the Administrative Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The members of the Administrative Committee shall not receive any special compensation for serving in their capacities as members of the Administrative Committee but shall be reimbursed for any reasonable expenses incurred in connection therewith. No bond or other security need be required of the Administrative Committee or any member thereof in any jurisdiction.

      (c) Limitation of Liability. Each member of the Committee and the Administrator shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. To the maximum extent permitted by law, no member of the Committee or the Administrator, nor any person to whom ministerial duties have been delegated, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan. To the maximum extent permitted by law, the Company shall indemnify the members of the Committee and the Administrator against any and all claims, losses, damages, expenses, including any counsel fees and costs, incurred by them, and any liability, including any amounts paid in settlement with their approval, arising from their action or failure to act.

4. Participation. The Administrator will notify each employee of his or her participation or eligibility to participate in the Plan not later than 30 days (or such lesser period as may be practicable in the circumstances) prior to any deadline for filing an election form.

5. Deferrals. A Participant may elect to defer compensation or awards which may be in the form of cash, Stock, Stock-denominated awards or other property to be received from the Company or a subsidiary, including salary, annual incentive award, long term award, shares received on stock option exercise and compensation payable under other plans and programs, employment agreements or other arrangements, or otherwise, as may be provided under the terms of such plans, programs and arrangements or as designated by the Committee; provided, however, that a Participant may defer, with respect to a given year, receipt of only that portion of the Participant's salary, annual incentive award, long term award, shares received on stock option exercise and compensation payable under other plans and programs, employment agreements or other arrangements that exceeds the amount necessary to satisfy FICA, Medicare and all other applicable withholding taxes imposed on the wages of such Participant from the Company and its subsidiaries. In addition to such limitation, and any terms and conditions of deferral set forth under plans, programs or arrangements from which receipt of compensation or awards is deferred, the Committee may impose limitations on the amounts permitted to be deferred and other terms and conditions on deferrals under the Plan. Any such limitations, and other terms and conditions of deferral, shall be set forth in the rules relating to the Plan or election forms, other forms, or instructions published by the Committee and/or the Administrator. In addition, the Committee may mandate deferral of payment in accordance with the Plan of all or a portion of the compensation or awards to be received under plans, programs and arrangements of the Company.

      (a) Elections. Once an election form, properly completed, is received by the Administrator, the elections of the Participant shall be irrevocable; provided, however, that the Committee and/or the Administrator may, in its discretion, permit a Participant to elect a further deferral of amounts credited to a Deferral Account by filing a later election form; provided further that, unless otherwise approved by the Committee, any election to further defer amounts credited to a Deferral Account must be made at least one (1) year prior to the date such amounts would otherwise be payable.

      (b) Date of Election. An election to defer compensation or awards hereunder must be received by the Administrator prior to the date specified by the Administrator; provided, however, that, unless otherwise approved by the Committee, any elections to defer (i) salary shall be made prior to the service period during which such salary is earned, (ii) Stock or Stock-denominated awards shall be made at least six (6) months prior to the exercise of Stock options or one (1) year prior to the vesting of any Stock or Stock-denominated awards, whichever is later, and (iii) incentive awards shall be made prior to first day of the Plan Quarter with respect to which such incentive award is made. Under no circumstances may a Participant defer compensation or awards to which the Participant has attained, at the time of deferral, a legally enforceable right to current receipt of such compensation or awards.

6.    Company Contributions.

      (a) For each Plan Year in which a Participant is an Eligible Participant, the Administrator shall credit to the Participant's Company Contribution Account an amount equal to a percent of such Participant's Compensation determined by the Committee.

      (b) For purposes of this Section 6, an Eligible Participant for a Plan Year is a Participant:

            (i) who is a Highly Compensated Employee (as defined in Article I of the Savings Plan) under the Savings Plan for the plan year of the Savings Plan that coincides with the Plan Year;

            (ii) who elected to make the maximum Savings Contribution under the terms of the Savings Plan for such plan year;

            (iii) whose  Savings  Contributions  under  the  Savings  Plan  were suspended for all or a portion of such plan year under Section 3.06(d) of the Savings Plan (respecting suspension of Savings Contributions in order to satisfy Section 401(k)(3)(A)(ii) of the Code) or a portion of whose Matching Contributions under the Savings Plan were forfeited under Section 3.06(a)(2)(A)(iii) of the Savings Plan (respecting forfeiture of Matching Contributions made in respect to excess contributions under the Savings Plan);

            (iv) who elected pursuant to Section 5 hereof to defer an amount at least equal to the Savings Contributions that would have been made to the Savings Plan but for the suspension referred to in
                  Section 6(b)(iii) hereof or, if applicable, at least equal to the Savings Contributions that were distributed to the Participant under Section 3.06(a)(2)(A)(iii) of the Savings Plan (respecting distribution of excess contributions under the Savings Plan); and

            (v) who is in the employ (within the meaning of Section 3.02(a) of the Savings Plan) of the Company (or a subsidiary that participates in this Plan) on the last day of the Plan Year.

      (c) For purposes of this Section 6, Compensation means compensation (i) referred to in Section 3.02(a) of the Savings Plan (respecting Matching Contributions), and (ii) that is not in excess of the Social Security Integration Level as defined in Article I of the Savings Plan.

7. Participant Accounts. The following provisions will apply to Participant Accounts other than those established under Section 8.

      (a) Establishment of Deferral Accounts; Crediting of Amounts Deferred. One or more Deferral Accounts will be established for each Participant, as determined by the Administrator. The amount of compensation or awards deferred with respect to each Deferral Account will be credited to such Account as of the date on which such amounts would have been paid to the Participant but for the Participant's election to defer receipt hereunder. The amounts of hypothetical income and appreciation and depreciation in value of such account will be credited and debited to such Account from time to time. Unless otherwise determined by the Administrator, cash amounts credited to a Deferral Account shall be deemed invested in a hypothetical investment as of the date of deferral.

      (b) Establishment of Company Contribution Account. One or more Company Contribution Accounts will be established for each Eligible Participant, as determined by the Administrator. The amounts provided in Section 6 will be credited to such Account as of the date on which such amounts would have been allocated to the Participant's Account under the Savings Plan but for the suspension or forfeiture referred to in Section 6(b)(iii) hereof. The amounts of hypothetical income and appreciation and depreciation in value of such Account will be credited and debited to such Account from time to time. Unless otherwise determined by the Administrator, cash amounts credited to a Company Contribution Account shall be deemed invested in a hypothetical investment as of the date of deferral.

      (c)   Hypothetical  Investment  Vehicles.  Subject  to the  provisions  of
            Section 7(d) and 10, amounts credited to a Participant Account shall be deemed to be invested in one or more investment vehicles as may be specified from time to time by the Administrator. Subject to the authority of the Administrator to disregard the directions of any Participant, each affected Participant shall be given the opportunity to express a preference regarding the allocation of his or her Participant Account among such hypothetical investment vehicles. The Administrator may change or discontinue any hypothetical investment vehicle available under the Plan in its discretion; provided, however, that subject to the authority of the Administrator to disregard the directions of any Participant, each affected Participant shall be given the opportunity to express a preference regarding the reallocation of his or her Participant Account deemed invested in the discontinued investment vehicle among the other hypothetical investment vehicles, including any replacement vehicle.

      (d) Allocation and Reallocation of Hypothetical Investments. Subject to the rules established by the Administrator, a Participant may revise his or her preference regarding the allocation of amounts credited to his or her Participant Account as of any Valuation Date but not more often than once in any calendar quarter, by filing with the Administrator a notice, in such form as may be specified by the Administrator, not later than 15 days preceding such Valuation Date. The Committee or the Administrator may, in its discretion, restrict allocation or reallocation by specified Participants into or out of specified investments vehicles or specify minimum amounts that may be allocated or reallocated.

      (e) Trusts. The Committee may, in its discretion, establish one or more Trusts (including sub-accounts under such Trusts), and deposit therein amounts of cash, Stock, or other property not exceeding the amount of the Company's obligations with respect to a Participant's Participant Account established under this Section 7. In such case, the amounts of hypothetical income and appreciation and depreciation in value of such Participant Account shall be equal to the actual income on, and appreciation and depreciation of, the assets in such Trusts, reduced by charges against such assets to reflect all or a portion, if any, as specified by the Committee, of the Company's cost of funds (as determined by the Company) resulting from payment of taxes on the income on and realized appreciation of trust assets prior to the time the Company is entitled to a tax deduction for payment of the Participant Account. Other provisions of this Section 7 notwithstanding, the timing of allocations and reallocations of assets in such a Participant Account, and the investment vehicles available with respect to such Participant Account, may be varied to reflect the timing of actual investments of the assets of such Trust and the actual investments available to such Trust.

8.    Deferral of Certain Stock-Denominated Awards.

      (a) Establishment. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, awards denominated in Stock specified by the Committee or Administrator. In connection with such deferral of a Stock-denominated award, a Deferral Account shall be established for such Participant and a Trust (including sub-accounts under such Trust) will also be established, on terms determined by the Committee, into which the Company shall deposit a number of shares of Stock, rounded to the nearest whole share, equal to the number of shares subject to such deferred award. In such case, the amounts of hypothetical income and appreciation and depreciation in value of such Deferral Account shall be equal to the actual income on, and appreciation and depreciation of, the assets in the Trust, including charges against such assets to reflect all or a portion, if any, as specified by the Committee, of the Company's cost of funds (as determined by the Company) resulting from payment of taxes on the income on and realized appreciation of Trust assets prior to the time the Company is entitled to a tax deduction for payment of the Deferral Account.

      (b) Investment of Trust Assets. The Trustee of each Trust, which shall be a party not under the control of the Company, shall be authorized, upon written instructions received from the Administrator or investment manager appointed by the Administrator, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of such Stock and reinvestment of the proceeds in one or more investment vehicles designated by the Administrator; provided that, except as may be permitted under Section 8(c), no such disposition shall be made until the date that the shares of Stock subject to the deferred award are no longer subject to a risk of forfeiture by the Participant. In no event shall a Participant who is subject to
            Section 16(a) of the Exchange Act have the right to direct investments of amounts credited to such Deferral Account.

      (c) Stock-for-Stock Exercise. In accordance with procedures to be established by the Committee from time to time, a Participant may submit a request to the Administrator to surrender Stock allocated to his or her Deferral Account to pay the purchase price of any stock options of the Company granted to the Participant under another plan, program or arrangement; provided, however, that the number of shares of Stock otherwise deliverable to the Participant upon the exercise of such options equal to the number of shares of Stock surrendered shall automatically be deposited into the Trust and remain subject to the terms and conditions of the Stock so surrendered.

9.    Settlement of Participant Accounts.

      (a) Form of Payment. The Company shall settle a Participant's Participant Account, and discharge all of its payment obligations under the Plan, by payment of cash or, in the discretion of the Committee, by delivery of other assets having a fair market value equal to the amount of cash otherwise payable: provided, however, that Stock may be delivered in settlement of any Stock-denominated award deferred under the Plan if such award has been continuously deemed invested in Stock under the Plan, except that Stock may not be delivered to a Participant who is then subject to Section 16(a) of the Exchange Act.

      (b) Forfeited Shares. To the extent that Stock (i) is deposited in a Trust pursuant to Section 7 in connection with a deferral of Stock or a Stock-denominated award under another plan, program, employment agreement or other arrangement and (ii) is forfeited pursuant to the terms of such plan, program, agreement or arrangement, the Participant shall not be entitled to the value of such Stock and other property related thereto (including without limitation, dividends and distributions thereon). Any Stock or Stock-denominated awards and other property forfeited shall be returned to the Company.

      (c) Timing of Payments. Payments in settlement of a Participant Account shall be made as soon as practicable after the date or dates (including upon the occurrence of specified events), and in such number of installments, as may be directed by the Participant in his or her election relating to such Participant Account, or earlier in the event of termination of employment by the Participant in the following circumstances:

            (i) In the event of termination of employment for reasons other than Retirement or Disability, a single lump-sum payment in settlement of any Participant Account (including a Participant Account with respect to which one or more installment payments have previously been made) shall be made as promptly as practicable following the next Valuation Date, unless otherwise determined by the Administrator; or

            (ii) In the event of a Change in Status, payments in settlement of any Participant Account (including a Participant Account with respect to which one or more installment payments have previously been made) shall be made within fifteen (15) business days following such Change in Status.

            Notwithstanding anything to the contrary in this Section 9(c) however, payments in settlement of a Participant's Company Contribution Account may not be made prior to the Participant's termination of employment.

      (d) Financial Emergency and Other Payments. Other provisions of the Plan (except Section 10) notwithstanding, if, upon the written application of a Participant, the Committee determines that the Participant has a financial emergency of such a substantial nature and beyond the individual's control that payment of amounts previously deferred under the Plan is warranted, the Committee may direct the payment to the Participant of all or a portion of the balance of a Deferral Account and the time and manner of such payment, and the Committee may direct such payments in other circumstances if, in the exercise of its independent judgment, it determines that circumstances beyond the individual's control warrant such action.

10. Provisions Relating to Section 16 of the Exchange Act and Section 162(m) of the Code.

      (a) Compliance with Section 16. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act:

            (i) Any function of the Committee under the Plan relating to such Participant shall be performed solely by the Committee, if and to the extent required to ensure the availability of an exemption under Rule 16b-3 or exclusion under Rule 16a-1(c) for such Participant with respect to the Plan.

            (ii) The provisions of Section 7(d) notwithstanding, no such Participant may reallocate amounts credited to a Participant Account into or out of a Stock-denominated or Stock Equivalent investment vehicle.

            (iii) To the extent necessary so that  transactions by and rights of such a Participant under the Plan are excluded from reporting under Rule

                  16a-1(c) (unless acknowledged by the Participant in writing with respect to a specified transaction not to be excluded), if any provision of this Plan or any rule, election form or other form, or instruction does not comply with the requirements of such Rule as then applicable to such transaction or right under the Plan, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      (b) Compliance with Code Section 162(m). It is the intent of the Company that any compensation (including any award) deferred under the Plan by a person who is, with respect to the year of payout, deemed by the Committee to be a "covered employee" within the meaning of Code
            Section 162(m) and regulations thereunder, which compensation constitutes either "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder or compensation not otherwise subject to the limitation on deductibility under Section 162(m) and regulations thereunder, shall not, as a result of deferral hereunder, become compensation with respect to which the Company in fact would not be entitled to a tax deduction under Code Section 162(m). Accordingly, unless otherwise determined by the Committee, if any compensation would become so disqualified under Section 162(m) as a result of deferral hereunder, the terms of such deferral shall be automatically modified to the extent necessary to ensure that the compensation would not, at the time of payout, be so disqualified.

11. Statements. The Administrator will furnish statements to each Participant reflecting the amount credited to a Participant's Participant Accounts and transactions therein not less frequently than once each calendar year.

12. Sources of Stock: Limitation on Amount of Stock-Denominated Deferrals. If Stock is deposited under the Plan in a rabbi trust pursuant to Section 8 in connection with a deferral of a Stock-denominated award under another plan, program, employment agreement or other arrangement that provides for the issuance of shares, the shares so deposited shall be deemed to have originated, and shall be counted against the number of shares reserved, under such other plan, program or arrangement. The number of Stock equivalents credited to such Deferral Accounts shall in no event exceed the number of shares subject to the Stock-denominated awards deferred under the Plan. The number of Stock equivalents otherwise credited to Deferral Accounts of Participants who are subject to Section 16(a) of the Exchange Act shall not exceed 10% of the Stock outstanding at any time. Stock actually delivered in settlement of Deferral Accounts shall be originally issued shares or treasury shares, in the discretion of the Committee.

13. Amendment/Termination. The Committee may, with prospective or retroactive effect, amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of Participants, stockholders, or any other person; provided, however, that, without the consent of a Participant, no such action shall materially and adversely affect the rights of such Participant with respect to any rights to payment of amounts credited to such Participant's Participant Account. Notwithstanding the foregoing, the Committee may, in its sole discretion, terminate the Plan and distribute to Participants the amounts credited to their Participant Accounts.

14.   General Provisions.

      (a) Limits on Transfer of Awards. Other than by will or the laws of descent and distribution, no right, title or interest of any kind in the Plan shall be transferable or assignable by a Participant or his or her Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, liabilities or engagements, or torts of any Participant or his or her Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

      (b) Receipt and Release. Payments (in any form) to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims under the Plan against the Company or any subsidiary thereof, the Committee, or the Administrator, and the Administrator may require such Participant or Beneficiary, as a condition to such payments, to execute a receipt and release to such effect.

      (c) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for deferred compensation and Participants shall rely solely on the unsecured promise of the Company for payment hereunder. With respect to any payment not yet made to a Participant under the Plan, nothing contained in the Plan shall give a Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Committee may authorize the creation of Trusts, including but not limited to the Trusts referred to in Sections 7 and 8 hereof, or make other arrangements to meet the Company's obligations under the Plan, which Trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

      (d) Compliance. A Participant in the Plan shall have no right to receive payment (in any form) with respect to his or her Participant Account until legal and contractual obligations of the Company relating to establishment of the Plan and the making of such payments shall have been complied with in full. In addition, the Company shall impose such restrictions on Stock delivered to a Participant hereunder and any other interest constituting a security as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of the New York Stock Exchange or any other stock exchange or automated quotation system upon which the Stock is then listed or quoted, any state securities laws applicable to such a transfer, any provision of the Company's Certificate of Incorporation or Bylaws, or any other law, regulation, or binding contract to which the Company is a party.

      (e) Other Participant Rights. No Participant shall have any of the rights or privileges of a stockholder of the Company under the Plan, including as a result of the crediting of Stock equivalents or other amounts to a Deferral Account, or the creation of any Trust and deposit of such Stock therein, except at such time as Stock may be actually delivered in settlement of a Deferral Account. No provision of the Plan or transaction hereunder shall confer upon any Participant any right to be employed by the Company or a subsidiary thereof, or to interfere in any way with the right of the Company or a subsidiary to increase or decrease the amount of any compensation payable to such Participant. Subject to the limitations set forth in
            Section 14(a) hereof, the Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

      (f) Tax Withholding. The Company and any subsidiary shall have the right to deduct from amounts otherwise payable in settlement of a Participant Account any sums that federal, state, local or foreign tax law requires to be withheld with respect to such payment. Shares may be withheld to satisfy such obligations in any case where taxation would be imposed upon the delivery of shares, except that shares issued or delivered under any plan, program, employment agreement or other arrangement may be withheld only in accordance with the terms of such plan, program, employment agreement or other arrangement and any applicable rules, regulations, or resolutions thereunder.

      (g) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable provisions of the Delaware General Corporation Law and federal law.

      (h) Limitation. A Participant and his or her Beneficiary shall assume all risk in connection with any decrease in value of the Participant Account and neither the Company, the Committee nor the Administrator shall be liable or responsible therefor.

      (i) Construction. The captions and numbers preceding the sections of the Plan are included solely as a matter of convenience of reference and are not to be taken as limiting or extending the meaning of the terms and provisions of the Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular.

      (j) Severability. In the event that any provision of the Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

      (k) Status. The establishment and maintenance of, or allocations and credits to, the Participant Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.

15.   Effective Date. The Plan shall be effective as of May 17, 1995.



                                            TOYS R US, INC.


______________________________              ___________________________________
Date